Warrants	3 Months Ended
Mar. 31, 2013
Warrants [Abstract]
Warrants

Note 9: Warrants

The Company evaluated the warrants under Accounting Standards Codification ("ASC") Subtopic 815-40, Contracts in Entity's Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including common stock purchase warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed only to the issuer's common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer's common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on its evaluation, the Company concluded that the warrants are not indexed to the Company's common stock in the manner contemplated by ASC Section 815-40-15 because the transactions that will trigger the Price Reduction Provision are not inputs to the fair value of the warrants. Accordingly, the existence of the Price Reduction Provision in the warrants requires us to classify the warrants as a derivative liability.

As of March 31, 2013, the Company had outstanding warrants to purchase an aggregate of 7,359,018 shares of common stock at an exercise price of $11.50 per share, and an expiration date of August 21, 2017. During the quarter ended March 31, 2013, 1) 3,926,377 warrants were exercised for cash proceeds of $41,821,096, and a receivable for $3,332,240 which is included in other current assets and 2) 2,619,996 warrants were exercised on a cashless basis in exchange for of 932,043 shares.

In March 2013, we completed the purchase of 3,580,004 outstanding warrants in private transactions. The aggregate purchase price to acquire the warrants was approximately $30.1 million. These purchases were funded with the cash proceeds received from the exercise of publicly held warrants. Also, during the quarter we received agreements from sponsor warrant holders waiving the price reduction provision that required us to classify the warrants as liabilities. As a result of cash and non-cash exercises and waivers received from owners of the sponsor warrants 13,559,865 warrants were reclassified from long term liability to equity in the amount of $45,158,194 during the three months ending March 31, 2013.

In April, 2013, we directed our transfer agent to notify the holders of any  remaining outstanding warrants of the call for early exercise. These warrant holders will have until May 12, 2013 to exercise their outstanding warrants on a cashless basis. Thereafter, any warrants that remain unexercised will automatically be redeemed by the Company at a redemption price of $0.01 per warrant in cash. The number of warrants to be surrendered by a holder to satisfy such holder's exercise price obligation was calculated using a Fair Market Value of $20.98 per warrant.  Subsequent to March 31, 2013, 3,240,005 warrants were exercised for $37.2 million and the Company has completed the exercise of 4,119,013 warrants on a cashless basis after March 31, 2013. As a result, all 7,359,018 warrants outstanding at March 31, 2013 will be converted to common stock and the $37.2 million liability as of March 31, 2013 will be reclassified to equity during the quarter ending June 30, 2013.